Overlay Shares Municipal Bond ETF Trading Symbol: (OVM) Listed on Cboe BZX Exchange, Inc. Summary Prospectus December 31, 2024 www.overlayshares.com
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated December 31, 2024, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://www.overlayshares.com/ovm. You can also get this information at no cost by calling 1‑800‑617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Overlay Shares Municipal Bond ETF (the “Fund” or “Municipal Bond ETF”) seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.07%
Total Annual Fund Operating Expenses*	0.83%
* The Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Fund’s Financial Highlights and financial statements because the Financial Highlights and financial statements include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses, which are the indirect costs of investing in other investment companies.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares.Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$85	3 Years:	$265	5 Years:	$460	10 Years:	$1,025
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended August 31, 2024, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by (i) investing in one or more other ETFs that seek to obtain exposure to the performance of investment grade municipal bonds and below investment grade municipal bonds or directly in the securities held by such ETFs (collectively, the “Underlying Investments”) and (ii) selling and purchasing listed short-term put options to generate income to the Fund (the “Overlay Strategy”).
The Fund’s Overlay Strategy seeks to generate income for the Fund by utilizing a “put spread” consisting of the sale of exchange-listed short-term put options (“Short Puts”) with a notional value (strike price times the value of the shares) up to 100% of the Fund’s net assets and the purchase of an identical number of short-term put options (“Long Puts”) with a lower strike price. The Fund seeks to generate income from the sale and purchase of put options with a lower strike price to hedge against a decline in the options’ reference asset, an index of large-cap securities (the “reference index”).
A put option gives the purchaser of the option, in exchange for the premium paid, the right to sell the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). In contrast, the seller of a put option, in exchange for the premium received, is obligated to sell the underlying asset at the strike price on the expiration date. In the event the underlying asset declines in value, the value of a put option will generally increase. In the event the underlying asset appreciates in value, the value of a put option will generally decrease. The options sold by the Fund are typically expected to have an expiration date within one to two weeks of their purchase date. The strike price of the Short Puts will typically be less than the value of the reference index at the time such options are sold, and the strike price of the Long Puts will be less than the strike price of the Short Puts. The difference between such strike prices is based on Liquid Strategies, LLC’s (the “Adviser”) judgment as to the level of expected volatility in the market prior to the options’ expiration. Because the Long Puts will have a lower strike price than the Short Puts, the Long Puts are not expected to completely protect the Fund from a decline in the value of the reference index.
The Fund’s Overlay Strategy is designed to seek to generate a positive return in rising and flat equity markets, and may generate a positive return in equity markets that are modestly declining, assuming the net premium collected from the options sold and purchased exceeds the net cost to close the positions. In an effort to limit losses in declining equity markets, the Fund may reduce its sale of Short Puts and/or purchase of Long Puts with strike prices closer to the strike prices of the Short Puts.
The Fund focuses primarily on equity index options which offer both European settlement (i.e., options can only be exercised at their expiration date) and cash settlement (i.e., options carry an obligation by their seller to pay the difference between their strike price and their settlement value instead of allowing the seller to take delivery of securities).
The potential returns of the Fund are generally limited to the amount of cash (premiums) the Fund receives when selling Short Puts, net of any cash (premiums) paid by the Fund to purchase Long Puts, plus the returns of the ETFs in which the Fund invests. The Fund’s sale and purchase of put options may result in the generation of positive returns for the Fund; however, the loss potential if the strategy is not effective may be greater than the profit potential. The Fund may lose significantly more than the premiums it receives in highly volatile market conditions.
The Adviser employs a disciplined portfolio construction process that relies on guidelines to govern capital allocations based on a quantitative methodology designed by the Adviser to measure the perceived risk of the broad U.S. equity market. In making this determination, the Adviser considers various factors including but not limited to the overall volatility (rate of change) in the markets. The Adviser bases allocation decisions on a combination of quantitative risk metrics and a qualitative assessment of potential risk/reward scenarios, with the ultimate goals of mitigating the effects of volatility in the Fund’s portfolio and maintaining adequate portfolio diversification while seeking to achieve the Fund’s targeted return. The Adviser evaluates the metrics associated with the valuation of options, including volatility, time to expiration and the relationship of the exercise price to the prevailing market price of the reference asset. There can be no guarantee that the Adviser will be successful in implementing the Fund’s strategy. During market conditions in which market volatility rises, the price of options could rise, which, in turn, could have a detrimental effect on the Fund’s performance and achieving its targeted return.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Below Investment Grade Bonds Risk. The Fund’s investments in below investment grade bonds are subject to a greater risk of loss of income and principal than higher grade debt securities. The Fund’s investments in below investment grade bonds also subject the Fund to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. Issuers of below investment grade bonds are often highly leveraged and are more vulnerable to changes in the economy. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.
•California and New York Municipal Securities Risk. Because the Fund invests substantially in California and New York municipal instruments, it is more exposed to the impact of negative political, economic and statutory factors within California and New York than a fund that invests more widely.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Derivatives Securities Risk. The Fund invests in options that derive their performance from the performance of the reference index. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, or are not correlated with the performance of their underlying asset or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.
•ETF Risks. The Fund is an ETF and invests in other ETFs, and, as a result of this structure, is exposed directly or indirectly to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., short positions, derivative instruments, and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Fixed Income Risk. Fixed income securities are subject to call, credit, extension, and interest rate risk.
◦Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
◦Credit Risk. Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.
◦Extension Risk. During periods of rising interest rates, certain debt obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
◦Interest Rate Risk. An increase in interest rates may cause the value of fixed-income securities held by the Fund to decline. The Fund may be subject to a greater risk of rising interest rates due to the recent historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.
•Implied Volatility Risk. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates and trade tensions. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•Municipal Securities Risk. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from the project or the assets.
•Options Risk. Selling (writing) and buying options are speculative activities and entail greater than ordinary investment risks. The Fund’s use of put options can lead to losses because of adverse movements in the price or value of the underlying asset, which may be magnified by certain features of the options. When selling a put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is below the strike price by an amount equal to or greater than the premium. Purchasing of put options involves the payment of premiums, which may adversely affect the Fund’s performance. Purchasing a put option gives the purchaser of the option the right to sell a specified quantity of an underlying asset at a fixed exercise price over a defined period of time. Purchased put options may expire worthless resulting in the Fund’s loss of the premium it paid for the option.
The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying asset. If the price of the underlying asset of an option is above the strike price of a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. While the Fund will limit its leverage risk based on its value-at-risk test (or “VaR”), the Fund could still lose a significant amount or nearly all of its value if the price of an underlying asset changes significantly enough.
•Tax Risk. The writing of options by the Fund may significantly reduce or eliminate its ability to make distributions eligible to be treated as qualified dividend income. Options entered into by the Fund may also be subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character, and timing of the Fund’s recognition of gains and losses with respect to straddle positions.
Because the Fund intends to be treated as a “qualified fund of funds” (i.e., at the close of each quarter of the taxable year at least 50 percent of the value of its total assets is represented by interests in other regulated investment companies (“RICs”)), the Fund will generally be eligible to distribute “exempt-interest dividends” to its shareholders. The Fund may distribute exempt-interest dividends to the extent of its tax-exempt interest income, if any, which may include both exempt-interest dividends received from underlying funds taxable as RICs and interest income received directly by the Fund on any investments in tax-exempt obligations (i.e., obligations that pay interest excluded from gross income under Section 103(a) of the Code, reduced by certain expenses. An underlying fund taxable as a RIC will generally be eligible to distribute exempt-interest dividends if at least 50% of its total assets at the close of each quarter of its taxable year consist of tax-exempt obligations. The Fund may not be a suitable investment for individual retirement accounts (“IRAs”), for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments. The Underlying Investments may invest in bonds subject to the federal alternative minimum tax (“AMT”). Shareholders subject to the federal AMT will be required to report the portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their amounts due under the federal AMT.
Performance
The performance information presented below provides some indication of the risks of investing in the Fund by showing the extent to which the Fund’s performance can change from year to year and over time. The bar chart below shows the Fund’s performance for the most recent calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of the Bloomberg® U.S. Aggregate Bond Index, which reflects a broad measure of market performance. Performance also is shown for the Bloomberg® Municipal Bond Index, an additional index that represents the asset class in which the Fund invests, and Bloomberg® 1-15 Year Municipal Bond Index, a previous benchmark index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.overlayshares.com or by calling the Fund at 1-866-704-6857.
Calendar Year Total Returns
The calendar year-to-date total return of the Fund as of September 30, 2024 was 5.20%. During the period of time shown in the bar chart, the highest quarterly return was 7.90% for the quarter ended December 31, 2023, and the lowest quarterly return was -6.33% for the quarter ended March 31, 2022.
Average Annual Total Returns
(for periods ended December 31, 2023)

Overlay Shares Municipal Bond ETF	1-Year	Since Inception (9/30/2019)
Return Before Taxes	7.13%	1.59%
Return After Taxes on Distributions	6.07%	0.85%
Return After Taxes on Distributions and Sale of Shares	4.19%	1.34%
Bloomberg® U.S. Aggregate Bond Index* (reflects no deduction for fees, expenses, or taxes)	5.53%	-0.63%
Bloomberg® Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	6.40%	1.09%
Bloomberg® 1-15 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	5.26%	1.25%
* Effective August 31, 2024, the Bloomberg® U.S. Aggregate Bond Index has replaced the Bloomberg® 1-15 Year Municipal Bond Index as the Fund’s required broad-based securities market index in conjunction with certain regulatory requirements.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Portfolio Management

Adviser	Liquid Strategies, LLC
Portfolio Managers	Adam Stewart, CFA and Shawn Gibson have been portfolio managers of the Fund since its inception in 2019.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.overlayshares.com.
Tax Information
The Fund’s distributions are generally exempt-interest dividends, or are taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.